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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2002
                                                         -----------------

                        CORN PRODUCTS INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        1-13397                 22-3514823
         --------                        -------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois                60154
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(Address of principal executive offices)                         (Zip Code)


                                 (708) 551-2600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

On November 18, 2002, the Registrant entered into the Second Supplemental Indenture which supplements the Indenture dated as of August 18, 1999, as supplemented by the First Supplemental Indenture dated as of July 8, 2002, between the Registrant and The Bank of New York, a New York banking corporation, as trustee.

Item 7. Exhibits.

4 Second Supplemental Indenture dated as of November 18, 2002 between Corn Products International, Inc., a Delaware corporation, and The Bank of New York, a New York banking corporation, as trustee.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CORN PRODUCTS INTERNATIONAL, INC.


Date:  November 18, 2002                 By:   /s/ James W. Ripley
       ------------------------              -----------------------------------
                                               James W. Ripley
                                               Vice President and Chief
                                               Financial Officer